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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 30, 2003


                             NEW VALLEY CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         1-2493                                       13-5482050
(Commission File Number)                 (I.R.S. Employer Identification No.)


 100 S.E. SECOND STREET, MIAMI, FLORIDA                               33131
(Address of principal executive offices)                           (Zip Code)

                                 (305) 579-8000
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS

                  On January 30, 2003, New Valley Corporation issued a press release announcing that its previously announced offer to provide debtor-in-possession financing and acquire a controlling interest in Globalstar, L.P. had terminated due to its inability to reach final agreement with Globalstar's Creditors Committee. A copy of the press release is included as an exhibit hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)  Exhibits.

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.



                                  EXHIBIT INDEX

99.1     Press release, dated January 30, 2003.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NEW VALLEY CORPORATION



                                     By: /s/ J. BRYANT KIRKLAND III
                                     ----------------------------------------
                                              J. Bryant Kirkland III
                                              Vice President, Treasurer and
                                              Chief Financial Officer




Date:  January 31, 2003







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